UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 2, 2004
                Date of Report (Date of earliest event reported)


                                    000-29423
                            (Commission File Number)


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                                DYNABAZAAR, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                                        04-3551937
    (State of Incorporation)                              (IRS Employer
                                                       Identification Number)


                    500 Unicorn Park Drive, Woburn, MA, 01801
              (Address of registrant's principal executive office)


                                 (781) 376-5600
                         (Registrant's telephone number)


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Item 4.  Changes in Registrant's Certifying Accountant.

      On February 2, 2004, Dynabazaar, Inc. (f/k/a Fairmarket, Inc., the "Company") received the unanimous written consent of its Board of Directors to engage Rothstein, Kass & Company, P.C. to serve as its new independent certified public accountants and dismissed PricewaterhouseCoopers LLP ("PWC"). The change in accountants is effective for the audit of the financial statements of the Company as of and for the year ended December 31, 2003.

      PWC's reports on the Company's financial statements for each of the fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

      In connection with its audits of the financial statements of the Company as of and for the fiscal years ended December 31, 2002 and 2001 and the interim period between January 1, 2003 and February 2, 2004, there were no disagreements between the Company and PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to PWC's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports for such years, nor did any of the reportable events, as defined in
Item 304(a)(1)(v) of Regulation S-K, occur during either of such fiscal years or during such interim period.

      The Company has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of such letter, dated February 6, 2004, is filed as
Exhibit 16 to this Form 8-K.

      During the years ended December 31, 2002 and 2001 and the interim period between January 1, 2003 and February 2, 2004, neither the Company nor anyone acting on its behalf consulted Rothstein, Kass & Company, P.C. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) or (ii) of Regulation S-K.



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

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    DYNABAZAAR, INC.


                                    By: /s/ Melvyn Brunt
                                       -------------------------------
                                       Name:  Melvyn Brunt
                                       Title: Chief Financial Officer

Date:  February 6, 2004



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